UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 11, 2022, Medalist Diversified REIT, Inc. (the “Company”) received a deficiency letter (the “Deficiency Letter”) from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last thirty (30) consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550 (a)(2) (the “Minimum Bid Price Requirement”). The Deficiency Letter has no immediate effect on the listing of the Company’s common stock, and its common stock will continue to trade on The Nasdaq Capital Market under the symbol “MDRR” at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been given one hundred and eighty (180) calendar days, or until January 9, 2023, to regain compliance with the Minimum Bid Price Requirement. If at any time before January 9, 2023, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten (10) consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance.

If the Company does not regain compliance with the Minimum Bid Price Requirement by January 9, 2023, the Company may be afforded a second one hundred and eighty (180) calendar day period to regain compliance.

The Company intends to monitor the closing bid price of its common stock and may, if appropriate, consider available options to regain compliance with the Minimum Bid Price Requirement, including initiating a reverse stock split. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other Nasdaq Listing Rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: July 11, 2022	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary